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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

TEAMSTAFF, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TEAMSTAFF, INC.
1776 Peachtree Street, NW
Atlanta, Georgia 30309

NOTICE OF
THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held on February 16, 2012

Date, Time and Location

        You are cordially invited to the Annual Meeting of Shareholders of TeamStaff, Inc., a New Jersey corporation to be held at the Millenium Hilton, 55 Church Street, New York, New York 10007, on February 16, 2012 at 9:00 a.m. local time.

Agenda

        The agenda for the annual meeting is as follows:

          1.     To elect two Class I Directors to hold office for a period of three years until 2015 or until their successors are duly qualified and elected;

          2.     To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "DLH Holdings Corp."; and

          3.     To ratify the appointment of Withum Smith + Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2012; and

          4.     To transact such other business that may properly be brought before the annual meeting or any adjournment or postponement of the annual meeting.

Record Date

        The record date for the annual meeting is January 10, 2012. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A list of record shareholders will be available for inspection at TeamStaff's offices located at 1776 Peachtree Street, N.W., Atlanta, Georgia 30309 for a period of ten days before the annual meeting.

Voting

        Whether or not you plan to attend, to assure that your shares are represented at the meeting please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the annual meeting of stockholders. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders on February 16, 2012

The Proxy Statement and our 2011 Annual Report to Stockholders are available at:
http://www.cstproxy.com/teamstaff/2012.

By Order of the Board of Directors
Victor J. DiGioia
Dated: January 12, 2012	Secretary

TEAMSTAFF, INC.
1776 Peachtree Street, NW
Atlanta, Georgia 30309

PROXY STATEMENT
For
Annual Meeting of Shareholders
to be held on February 16, 2012

        This proxy statement and the accompanying form of proxy are being furnished to you as a shareholder of TeamStaff, Inc., a New Jersey corporation ("TeamStaff" or the "Company"), in connection with the Annual Meeting of Shareholders to be held on February 16, 2012 at 9:00 a.m. (Eastern time) at the Millenium Hilton, 55 Church Street, New York, New York 10007, and at any adjournment or postponement of the meeting. This proxy statement and the accompanying form of proxy will be first sent on or about January 12, 2012 to shareholders entitled to vote at the annual meeting.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

        On January 10, 2012 (the "Record Date"), there were issued and outstanding 6,074,933 shares of common stock. Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting and any adjournment thereof. Each share of common stock is entitled to one vote on each matter submitted to stockholders. Voting is on a non-cumulative basis. Shares of TeamStaff's common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

  1.
  FOR the election of the two (2) persons nominated by the board of directors to serve as Class I Directors;

  2.
  FOR the amendment to our Certificate of Incorporation to change the name of the Company to DLH Holdings Corp.;

  3.
  FOR the ratification of Withum Smith + Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2012; and

  4.
  FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Quorum

        Under TeamStaff's bylaws, the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock is necessary to constitute a quorum permitting action to be taken at the annual meeting. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes are counted as present at the annual meeting for the purpose of determining the presence of a quorum. A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner in "street name" does not vote on a particular proposal, because the broker or nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

Vote required

        Election of directors is by plurality vote, with the two nominees receiving the highest vote totals to be elected as Class I Directors of TeamStaff. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. The amendment to our Certificate of Incorporation and the ratification of the appointment of Withum Smith + Brown, PC as our independent registered public accounting firm for fiscal 2012 both require the affirmative vote of at least a majority of the votes cast at the Annual Meeting by the holders of shares of TeamStaff's common stock, either present in person or represented by proxy. Accordingly, abstentions will have the effect of a vote against such proposals, while broker non-votes will not be taken into account in determining the outcome of the vote on these proposals.

        Any other matter submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. If you "abstain" from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote against the particular matter. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the annual meeting of stockholders. The board of directors is not currently aware of any such other matters. If any other matter does properly come before the annual meeting, the board of directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Manner of Voting

        Shareholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet, by telephone and by mail are set forth on the enclosed proxy card and are summarized below. For shares held in street name, please refer to the voting instruction card included by your broker or nominee.

        By Internet—If you have Internet access, you may submit your proxy by following the "Vote by Internet" instructions on the proxy card.

        By Telephone—You may submit your proxy via telephone by following the "Vote by Telephone" instructions on the proxy card.

        By Mail—You may submit your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid envelope.

        If you choose to vote in person, you can attend the annual meeting and cast your vote in person. If you are a registered holder, your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to vote "FOR," or to "WITHHOLD" your authority to vote your shares for the nominees for Class I Directors. The proxy card also provides spaces for you to vote "FOR" or "AGAINST" or "ABSTAIN" from voting in connection with the proposals to amend our Certificate of Incorporation and to ratify the appointment of Withum Smith + Brown, PC as our independent registered public accounting firm for fiscal 2012. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted FOR the election of the nominees for Class I Directors, FOR the amendment to our Certificate of Incorporation and FOR the ratification of Withum Smith + Brown, PC as our independent registered public accounting firm for fiscal 2012.

  Shares held in Street Name

        If you hold your shares in street name, you should follow the directions provided by your broker or nominee regarding how to instruct your broker or nominee. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

        If you hold your shares in "street name" through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. However, if you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (proposal 1 of this proxy statement) or with respect to the amendment to our Certificate of Incorporation (proposal 2 of this proxy statement). This is due to stock exchange rules which do not permit your broker to vote your shares with respect to these proposals if you have not provided directions to your broker. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company's independent registered public accounting firm (proposal 3 of this proxy statement).

Revocation of Proxies

        Any proxy may be revoked at any time before it is voted at the annual meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the secretary of TeamStaff either in writing prior to the annual meeting or in person at the annual meeting. Revocation is effective only upon receipt of such notice by the secretary of TeamStaff. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

        TeamStaff will bear the cost of the solicitation of proxies by the board of directors. The board of directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of TeamStaff's common stock held of record by such persons, and TeamStaff may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. Rules adopted by the Securities and Exchange Commission allow companies to send stockholders a notice of Internet availability of proxy materials, rather than mail them full sets of proxy materials. This year, we chose to mail full packages of materials to stockholders. However, in the future we may take advantage of this new distribution option. If, in the future, we choose to send such notices, they would contain instructions on how stockholders can access our notice of annual meeting and proxy statement via the Internet. It would also contain instructions on how stockholders could request to receive their materials electronically or in printed form on a one-time or ongoing basis.

Annual Report

        The Annual Report on Form 10-K for the fiscal year ended September 30, 2011, including financial statements, accompanies this proxy statement. Any reference in this proxy statement to the "year" or the "fiscal year" means TeamStaff's fiscal year commencing October 1, 2010 to and including September 30, 2011, unless otherwise specifically indicated.

Principal Offices

        The principal executive offices of TeamStaff are presently located at to 1776 Peachtree Street, N.W. Atlanta, Georgia 30309. TeamStaff's telephone number is (866) 952-1647.

Recommendation of the Board of Directors

        The recommendations of our board of directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our board of directors recommends a vote:

  •
  FOR the election of the nominees for Class I Directors (see PROPOSAL 1);

  •
  FOR the amendment to our Certificate of Incorporation to change the Company's name to DLH Holdings Corp. (see PROPOSAL 2); and

  •
  FOR the ratification of Withum Smith + Brown, PC as our independent registered public accounting firm for fiscal 2012 (see PROPOSAL 3).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, they will vote in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

PROPOSAL I—ELECTION OF DIRECTORS

Board Structure and Nominees

        Our certificate of incorporation provides for the classification of the board into three classes of directors, each class as nearly equal in number as possible, but not less than one director, and each director to serve for a three-year term, staggered by class. The certificate of incorporation provides that any class of directors of TeamStaff may be removed by the shareholders only for cause by the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all outstanding voting stock. Any vacancies on the board are filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any person nominated by the board of directors to fill the vacancy will serve until completion of the term of the class member being filled.

        The affirmative vote of a plurality of the votes cast, voting together as a single class at the annual meeting of shareholders, is required to elect the nominees for Class I Directors. All proxies received by the board of directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The board of directors knows of no reason to anticipate that this will occur. No family relationship exists between any of our nominees for election as a director and other directors or executive officers of TeamStaff.

        The terms of the Class I Directors expire at this annual meeting. The present directors of TeamStaff nominated for re-election to TeamStaff's board of directors as Class I Directors at the annual meeting are Messrs. T. Stephen Johnson and Mr. Peter Black. Both Class I Directors nominated for election at the annual meeting are currently serving as directors of TeamStaff and are standing for re-election. Our board of directors is currently constituted as set forth in the following table. The Class I Directors are the only directors nominated for election at the annual meeting.

Name	Position with Company and Age	Director Continuously Since	Current Term Expires
	CLASS I—NOMINEES
T. Stephen Johnson	Director, 60	2001	2012
Peter Black	Director, 39	2005	2012
	CLASS II
Frederick G. Wasserman	Chairman of the Board, 57	2007	2013
William H. Alderman	Director, 49	2007	2013
	CLASS III
Martin J. Delaney	Director, 68	1998	2014
Zachary C. Parker	Director, President and Chief Executive Officer, 54	2010	2014

Business Experience of Board of Directors and Nominees

        William H. Alderman joined the Board of Directors in January 2007. Mr. Alderman has over 15 years experience providing investment banking services across multiple industries, with a particular expertise in financings, and mergers and acquisitions in the aerospace and defense industry. Since March 2001, Mr. Alderman has been the President of Alderman & Company, a securities broker specializing in the aerospace and defense industries. Mr. Alderman started his career at Bankers Trust Company and has held senior positions in investment management and corporate development at GE Capital (199-1995), Aviation Sales Company (1996-1999), and as Managing Director of the aviation investment banking practice of Fieldstone Investments (1999-2001). Mr. Alderman received a MBA from J.L. Kellogg Graduate School of Management in 1989 and is also a graduate of Kenyon College and the Taft School. Mr. Alderman is currently a director of Breeze-Eastern Corp. (member—Audit Committee and Strategic Planning Committee) and a member of the Industry Alliance Group of the Supplier Excellence Alliance.

        Peter Black joined the Board of Directors in March 2005. For the past twelve years, Mr. Black has been an Investment Analyst and Portfolio Manager at Wynnefield Capital, Inc., where he is responsible for researching and identifying small-cap value investments. Prior to joining Wynnefield, Mr. Black was an investment banker in the mergers and acquisition departments of UBS Securities and SG Cowen & Co. Mr. Black is a graduate of Boston College and received his MBA from Fordham University. Wynnefield Capital, Inc., through certain of its investment funds, is the owner of approximately 29% of our outstanding shares of common stock. Mr. Black is currently a director of Underground Solutions, Inc.

        Martin J. Delaney joined the Board of Directors in July 1998. Mr. Delaney is an attorney and was a prominent healthcare executive who began his hospital management career in 1971 as an Assistant Administrator at Nassau County Medical Center. He has been a director of a large regional Health Maintenance Organization on Long Island, the Hospital Association of New York State, the Greater New York Hospital Association, and chairman of the Nassau-Suffolk Hospital Council. He has been President, CEO and a director of Winthrop University Hospital, Winthrop South Nassau University Health Care Systems, and the Long Island Health Network. He has a graduate degree in health care management from The George Washington University and a law degree from St. John's University. He has been admitted to practice in New York State and Federal courts.

        T. Stephen Johnson has been a director of TeamStaff since September 2001. He served as our Chairman from September 2001 until July 2009. He has served as Chairman of T. Stephen Johnson & Associates, Inc., financial services consulting firm, and its related entities since inception in 1986. In November, 2011, Mr. Johnson filed for personal bankruptcy protection under the United States Bankruptcy Code. Mr. Johnson is a long-time banking consultant and Atlanta entrepreneur who has advised and organized dozens of community banks throughout the Southeast. He is the Chairman and principal owner of Bank Assets, Inc., a provider of benefit programs for directors and officers of financial institutions and was a founder of, and a former chairman and board member of Netbank, Inc. Mr. Johnson was also a former chairman of the board of Directo, Inc. a company specializing in providing financial services for un-banked individuals and a former chairman of Atlanta Financial Corporation.

        Zachary C. Parker became Chief Executive Officer and President of Team Staff in February 2010. He has over 25 years of experience with the government services market, including DoD, holding several senior and executive management positions in addition to business development posts. His tenure includes approximately 19 years with Northrop Grumman, 7 years with GE Government Services (now Lockheed Martin), and 3 and 2 years with VSE Corporation and VT Group, respectively. Prior to joining TeamStaff, Mr. Parker held executive positions, including President and Executive Vice President for Business Development, with VT Group's U.S. subsidiary, VT Griffin, from March 2008 to February 2010. His executive development includes the GE Crotonville Executive Development Program, Darden Executive Leadership Program, Northrop Grumman Action Leadership Program, Wharton Earned Value Management, California Institute of Technology Strategic Marketing Program, and he is Lean Six Sigma Green Belt certified, among other professional and technical certifications. Mr. Parker is active in both professional and community associations including the Governmental Affairs Committee and the Veteran Affairs Task Force of the Washington DC-based Professional Services Council and has served as industry co-chair of the Government/Industry Partnership Executive council. He has also served as board member on joint venture companies in the government services business. Mr. Parker earned his bachelors' degree from California State University, Northridge (with honors) specializing in Human Factors Engineering and has completed post-graduate studies.

        Frederick Wasserman joined the Board of Directors in January 2007 and was appointed as our Chairman in July 2009. Mr. Wasserman is President of FGW Partners, LLC, a financial management consulting firm he started effective May 1, 2008. From August 2005 until December 31, 2006, Mr. Wasserman was the Chief Operating/Financial Officer for Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of the German specialty gift maker, from 2001 to 2005. Mr. Wasserman also served as the Chief Financial Officer of Goebel North America in 2001. Prior to January 2001, Mr. Wasserman served as the Interim President and full-time Chief Financial Officer of Papel Giftware. Mr. Wasserman began his career in the public accounting profession. He received a Bachelor of Science degree in Economics from the University of Pennsylvania's Wharton School, and has been a Certified Public Accountant. Mr. Wasserman also serves as a director of Acme Communications, Inc. (chairman—Compensation Committee, member—Audit Committee), Breeze Eastern Corporation (chairman—Audit Committee, member—Compensation Committee), Gilman + Ciocia, Inc. (chairman—Compensation Committee, member—Audit Committee) and MAM Software Group, Inc. (chairman—Audit Committee and member—Governance and Nomination Committee). He has previously served as a director of Allied Defense Group, Inc. (member—Audit Committee) and Crown Crafts, Inc. (member—Compensation Committee).

 Qualifications of Nominees and Directors

        Our Nominating and Corporate Governance Committee has evaluated and recommended each of the directors currently standing for election at the annual meeting. The following table summarizes the specific experience, qualifications, attributes or skills of the directors and director nominees that led our Nominating and Corporate Governance Committee to conclude that such persons should serve as a director of Teamstaff:

Directors and Nominees	Relevant Experience and Qualifications
William H. Alderman	Approximately twenty years of experience in corporate development and investment banking in the aerospace and defense industry, which are businesses that encompass significant government contracting expertise. Possesses a breadth of knowledge about TeamStaff's business as a result of service on our board since 2007.
Peter Black
Significant business and financial experience and background in investment banking derived from experience with Wynnefield Capital, Inc. and prior employers in the investment banking industry. From his investment banking experience, Mr. Black provides the board with meaningful guidance in creating shareholder value. Possesses a breadth of knowledge about TeamStaff's business as a result of service on our board since 2005.
Martin J. Delaney
Extensive experience as an executive in the healthcare industry with over 35 years of management positions in various capacities in healthcare businesses, including service as chief executive of a hospital. From his education and training as an attorney, Mr. Delaney provides the board with a valuable perspective in considering various matters affecting the Company. Possesses a breadth of knowledge about TeamStaff's business as a result of service on our board since 1998 and service as senior vice president during 2005.
T. Stephen Johnson
Significant business and financial experience derived from approximately twenty five years of experience in the banking and financial services industries. From his banking experience, Mr. Johnson provides TeamStaff with specific insights in considering matters concerning the capital markets. Possesses a breadth of knowledge about TeamStaff's business as a result of service on our board since 2001.
Zachary C. Parker
Mr. Parker is our President and Chief Executive Officer and has extensive executive experience in the government services industry. As a result of his position as our President and Chief Executive Officer, he has a deep understanding of our operations and strategy and his prior executive experience provides him with significant knowledge of the government services industry.
Frederick G. Wasserman
Significant business, accounting and financial experience arising from service as Chief Financial Officer and executive officer of Mitchell & Ness Nostalgia Co., Goebel of North American and Papel Giftware as well as 13 years of experience in the public accounting profession. From his experience serving on the board of numerous companies, including Allied Defense Group, Inc., a government contractor, Mr. Wasserman provides the Company with meaningful management and corporate governance expertise. Possesses a breadth of knowledge about TeamStaff's business as a result of service on our board since 2007.

 Business Experience of Executive Officers

        Set forth below is information regarding each of our executive officers as of the Record Date. Further information about Mr. Parker is presented above under the heading "Business Experience of Board of Directors and Nominees".

Name	Age	Positions
Zachary C. Parker	54	President, Chief Executive Officer and Director
John E. Kahn	48	Chief Financial Officer
John F. Armstrong	62	Executive Vice President
Kevin Wilson	46	President, DLH Solutions, Inc.

        John E. Kahn was named Chief Financial Officer on September 17, 2010. From April 2006 to April 2010, Mr. Kahn was the Chief Financial Officer and Secretary of Financial Asset Management Systems, a provider of government and business services. From November 2003 to March 2006, Mr. Kahn was the Chief Financial Officer and Secretary of Trusted Network Technologies, a company providing computer network identity control and audit solutions to government and other customers. Previously, Mr. Kahn served as a financial and business advisor, providing chief financial officer, accounting and strategic financial advice to clients. Mr. Kahn is a certified public accountant and from 1985 to 1993 was with Arthur Andersen & Co. as an audit and business advisory manager and audit staff. Mr. Kahn received a Bachelor of Science degree from the University of Wales and is a Fellow of the Institute of Chartered Accountants in England and Wales.

        John F. Armstrong, FACHE joined TeamStaff as its Executive Vice President on December 1, 2010 and leads our corporate business development efforts. Mr. Armstrong has over three decades of in-depth experience in the military and the government services industry (both public and private). Mr. Armstrong most recently served as Director of Sustainment and Health Services, Global Training and Logistics within Lockheed Martin Corporation from May 2008 to November 2010. Previously, from August 2002 to May 2008, he served as senior vice president of business development for Eagle Group International where he was instrumental in successfully growing the company to a competitive large business prior to being acquired by Lockheed Martin. Additionally, Mr. Armstrong served a distinguished career as an officer in the U.S. Army (Medical Services Corps), retiring as a Colonel in 2002. Mr. Armstrong is a Fellow in the American College of Healthcare Executives and earned a Master of Business Administration degree from Marymount University, a Master of Arts from Ball State University and completed his undergraduate studies at the University of Central Florida.

        Kevin Wilson was appointed as the President of what is now DLH Solutions in October 2008. Previously, Mr. Wilson served as the Director of DLH Solutions from June 2007 through September 2008. From January 2004 to June 2007, Mr. Wilson served as the Director of Strategic Alliances of government services provider SAIC, Inc., where he was responsible for business development in the domestic and foreign defense markets. From March 1997 to January 2004, Mr. Wilson was the Program Manager for a multiyear defense services contract with Endress Hauser Systems & Gauging. Mr. Wilson also worked at Tracer Research Corporation from January 1990 to March 1997, where he was Project Manager for the United States Air Force, Air Combat Command professional services contract. Mr. Wilson holds a BS in Business Marketing from Northwest Missouri State University.

Meetings of the Board of Directors; Independence and Committees

        During the fiscal year ended September 30, 2011, the board of directors met on 8 occasions and acted on unanimous written consent on three occasions. Our board of directors determined that as of September 30, 2011, Messrs. Alderman, Black, Delaney, Johnson and Wasserman satisfied the independence requirements within the meaning of the Nasdaq Marketplace Rules. No member of the board or any committee failed to attend at least, or participated in fewer than, 75% of the meetings of the board or of a committee on which such member serves.

        The board of directors has four standing committees: Audit Committee, Management Resources and Compensation Committee, Nominating and Corporate Governance Committee and Strategic Planning Committee. Each of these committees has a written charter approved by the board of directors. All of the charters of our board committees, as well as the Company's corporate governance guidelines, are available at the Company's website, www.dlhcorp.com (click on "Investors", then on "Corporate Governance").

        For the fiscal year ended September 30, 2011, a general description of the duties of the committees, their members and number of times each committee met were as follows:

        Audit Committee.    A copy of the Audit Committee's amended and restated charter may be viewed on our website at www.dlhcorp.com. TeamStaff's Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of TeamStaff; (ii) review with TeamStaff's independent registered public accounting firm the year-end financial statements; and (iii) review implementation with the independent registered public accounting firm and management any action recommended by the independent registered public accounting firm and the retention and termination of TeamStaff's independent registered public accounting firm. During the fiscal year ended September 30, 2011, the members of our Audit Committee were Mr. Wasserman (Chair), Mr. Black and Mr. Delaney. Mr. Wasserman is also designated as our Audit Committee Financial Expert. During the 2011 fiscal year, all of the members of our Audit Committee were "independent" within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2011, the Audit Committee met on seven occasions.

        Management Resources and Compensation Committee.    The charter governing the activities of the Management Resources and Compensation Committee (sometimes referred to as the "Compensation Committee") may be viewed online on our website at www.dlhcorp.com. The Management Resources and Compensation Committee functions include negotiation and review of all employment agreements of executive officers of TeamStaff and administration of TeamStaff's 2006 Long Term Incentive Plan. During the fiscal year ended September 30, 2011, the members of the Management Resources and Compensation Committee were and are Mr. Black (Chair) and Mr. Johnson. In November 2011, the Board of Directors appointed Mr. Alderman to serve on the Compensation Committee, which now has three members. At all times members of the Management Resources and Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2011, this committee met on three occasions.

        To understand the Company's position within the marketplace for management talent and to assist it in making compensation decisions that will help us attract and retain a strong management team, the Management Resources and Compensation Committee reviews national compensation survey data, peer financial performance and compensation information, the Company's financial performance both against its internal financial targets and its designated peer group, and internal compensation comparability among senior executives. The Management Resources and Compensation Committee did not retain a compensation consultant in determining compensation during the Company's 2011 fiscal year. The Management Resources and Compensation Committee from time to time seeks input from the Company's CEO with respect to its consideration of compensation payable to other named executive officers of the Company, including whether the performance of the Company or a particular named executive officer was consistent with previously determined expectations. The Management Resources and Compensation Committee reviews the CEO's recommendations and either approves or does not approve any compensation changes affecting officers of the Company. Further, members of management may provide information to the Management Resources and Compensation Committee

that it believes will be helpful to the Management Resources and Compensation Committee in discussing agenda items.

        Nominating and Corporate Governance Committee.    The charter governing the activities of the Nominating and Corporate Governance Committee may be viewed online on our website at www.dlhcorp.com. Pursuant to its charter, the Nominating and Corporate Governance Committee's tasks include reviewing and recommending to the Board issues relating to the Board's composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board's compliance with its fiduciary duties to the company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating and Corporate Governance Committee functions also include the review of all candidates for a position on the board of directors including existing directors for re-nomination and reports its findings with recommendations to the Board. The Nominating and Corporate Governance Committee solicits candidates on behalf of TeamStaff to fill any vacancy on the Board. The members of the Nominating and Corporate Governance Committee members during the fiscal year ended September 30, 2011 were Mr. Alderman (Chair), Mr. Delaney, and Mr. Johnson, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. In November 2011, Mr. Alderman relinquished his position as Chairman of this committee, but continues to serve as a member of this Committee and the Board appointed Mr. Delaney to serve as the chairman of this Committee. During the fiscal year ended September 30, 2011, this committee met on two occasions.

        Strategic Planning Committee.    The board of directors established a Strategic Planning Committee on July 30, 2009. During the 2011 fiscal year, the members of this committee were Messrs. Alderman, Black, Delaney and Wasserman. Mr. Alderman serves as the chairman of this committee. In November 2011, Mr. Wasserman ceased his membership on this committee and Mr. Johnson was appointed as a member of this committee. The Strategic Planning Committee was created in order to confirm the strategic decisions of the Company and, as necessary, engage the services of outside professionals to assess the market for the Company's products and services, and confirm or suggest modifications to, the Company's business plans. During the 2011 fiscal year, the Strategic Planning Committee met on two occasions.

        Executive Committee.    The Board of Directors created an Executive Committee effective September 4, 2001. During fiscal 2011, the sole Executive Committee member was Mr. Rick Wasserman. This committee did not meet during the fiscal year ended September 30, 2011 and subsequently, the Board determined to terminate this committee.

Corporate Governance

  Board Leadership Structure

        We have separated the positions of chairman of the board and chief executive officer consistent with the view of the board that such a structure is the most appropriate for us based on the size of the board as well as the experience of the applicable individuals, the current business environment of our company or other relevant factors. Further, the board believes that the separation of the positions of chief executive officer and chairman of the board strengthens its governance structure, fosters clear accountability and enhances alignment on corporate strategy. We will continue to review this structure from time to time in accordance with the needs of the Company.

  Board's Role in Oversight of Risk

        The board of directors does not have a separate risk oversight body but rather manages risk directly. The board of directors mitigates risks through discussing with management the appropriate level of risk for the Company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks. Further, the Audit Committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the Audit Committee charter. Our Audit Committee charter provides that the Audit Committee is responsible for monitoring material financial and operating risks of the Company. On a quarterly basis, management reports to the Audit Committee regarding our various risk areas. In addition, each of the other committees of the board of directors considers risks within its area of responsibility.

  Nominating Matters

        Our Nominating and Corporate Governance Committee considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria. The Nominating and Corporate Governance Committee applies the following general criteria to all candidates:

  •
  Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.

  •
  Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long term objectives of the Company and should be willing and able to contribute positively to TeamStaff's decision-making process.

  •
  Nominees should have a commitment to understand the Company and its industries and to regularly attend and participate in meetings of the Board and its committees.

  •
  Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

  •
  Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees' ability to represent the interests of all the Company's shareholders and to fulfill the responsibilities of a director.

  •
  Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

        The re-nomination of existing directors is not to be viewed as automatic, but is based on continuing qualification under the various criteria set forth above. In addition, the Nominating and Corporate Governance Committee considers the existing director's performance on the Board and any committee thereof. The Nominating and Corporate Governance Committee also considers the backgrounds and qualifications of the directors considered as a group. Although the Company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Corporate Governance Committee will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, the Nominating and Corporate Governance Committee strives to ensure that the Board, when taken as a whole, provides a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. Nominees for the board of directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Corporate Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential candidates for the board of directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the board of directors at that time.

  Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

        Any shareholder who desires the Nominating and Corporate Governance Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, TeamStaff, Inc. Nominating and Corporate Governance Committee at the Company's principal executive offices not later than (i) with respect to an election to be held at an annual meeting of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting or if an annual meeting has not been held in the preceding year, 90 days prior the first Tuesday in April; and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the General Criteria for consideration as a candidate.

  Additional Criteria for Notice of Shareholder Nominees

        In accordance with our By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission ("SEC"); and (e) the consent of each nominee to serve as a director of the Company if so elected.

  Shareholder Communications with the Board

        Any shareholder may communicate with the Board of Directors in writing through the Company's Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board's consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating and Corporate Governance Committee of the Board of Directors (which is comprised of independent directors).

  Attendance at Annual Meetings

        All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election. Except in the event of unexpected or unusual circumstances, all nominees and other directors are expected to be present at the annual meeting of shareholders. During the annual meeting of stockholders held on August 18, 2011, all of our directors were present.

  Management Resources and Compensation Committee Interlocks

        Mr. Peter Black (Chair) and Mr. T. Stephen Johnson served on the Management Resources and Compensation Committee during the fiscal year ended September 30, 2011. Subsequently, in November 2011, the Board appointed Mr. William Alderman to serve on this committee. There are no interlocks between TeamStaff's Directors and directors of other companies.

Code of Ethics and Business Conduct

        On June 20, 2003, TeamStaff distributed a company-wide Code of Ethics and Business Conduct and Code of Ethics for our Chief Executive Officer and Chief Financial Officer. Additionally, both the Codes were posted on TeamStaff's internal intranet website and are available on TeamStaff's Internet web address, www.dlhcorp.com. These Codes were adopted by TeamStaff's Board of Directors, and provide employees with a confidential method of reporting suspected Code violations.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own, directly or indirectly, more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities we issue. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the 2011 fiscal year except that we are aware that a Form 4 filed by Wynnefield Capital, Inc. and its affiliates was not timely filed with respect to its receipt of warrants to purchase 53,846 shares of common stock due to administrative oversight. This Form 4 was subsequently filed on July 8, 2011.

Director Compensation

        Our non-executive directors are compensated as follows.

  •
  The annual director fee for our non-executive directors is $20,000;

  •
  The Chairman of Board and the Audit Committee Chairman shall receive an additional $3,500 per year;

  •
  The Vice Chairman of the Board, Chairman of the Management Resources and Compensation Committee and Chairman of the Nominating and Corporate Governance Committee each receive an additional $2,500 per year;

  •
  For fiscal 2011, each non-executive director was awarded an annual grant of 3,750 shares of restricted common stock pursuant to the Company's 2006 Long Term Incentive Plan, which shares were fully vested on the date of grant. Further, each non-executive director was awarded an additional annual grant of 1,250 shares of restricted stock for each committee membership held under the Company's 2006 Long Term Incentive Plan, with such additional award to be fully vested on the date of grant;

  •
  At a meeting of the Board held in October 2011, the Board approved a recommendation of the Management Resources and Compensation Committee to increase the number of shares of restricted common stock to be granted to each non-executive director from 3,750 shares to 7,500 shares. Accordingly, in October 2011, the Board of Directors approved an annual grant of 7,500 shares of restricted common stock pursuant to the Company's 2006 Long Term Incentive Policy, which shares are fully vested on the date of grant, unless otherwise determined by Management Resources and Compensation Committee. In addition, each non-executive director shall be eligible for an additional annual grant of 1,250 shares of restricted stock for each committee membership held by a non-executive director under the Company's 2006 Long Term Incentive Plan, with such additional award to be fully vested on the date of grant, unless otherwise determined by the Management Resources and Compensation Committee;

  •
  Reasonable and customary expenses incurred in attending the board and committee meetings are reimbursable.

        A summary of non executive compensation as of September 30, 2011, is as follows:

Summary of Non-Executive Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
T. Stephen Johnson	$20,000	$3,500				$—	$23,500
William H. Alderman(3)	$22,500	$3,500				$5,000	$31,000
Peter Black	$22,500	$4,200				$—	$26,700
Martin J. Delaney	$20,000	$4,200				$—	$24,200
Frederick G. Wasserman	$27,000	$4,200				$—	$31,200

(1)
On December 1, 2010, we granted an aggregate of 35,000 shares of restricted stock to our non-executive directors as follows: Mr. Johnson—6,250 shares; Mr. Alderman—6,250 shares; Mr. Black—7,500 shares; Mr. Delaney—7,500 shares; and Mr. Wasserman—7,500 shares. The closing price of our common stock on such date was $0.56. "Stock Awards" reflect the portion of restricted stock grants awarded to Named Executives Officers under the Company's 2006 Long Term Incentive Plan that was recognized by the Company as a compensation expense in fiscal year 2010 in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation. The grant date fair value per share is the closing price for the Company's stock on the December 1, 2010 grant date ($0.56). A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained elsewhere in this Annual Report on Form 10-K.

(2)
Excludes restricted stock awards granted to our non-executive directors on October 13, 2011. On such date, we granted a total of 53,750 shares of restricted stock to our non-executive directors as follows: Mr. Johnson—10,000 shares; Mr. Alderman—10,000 shares; Mr. Black—11,250 shares; Mr. Delaney—11,250 shares; and Mr. Wasserman—11,250 shares.

(3)
During fiscal year 2011, in addition to the retainer fees received, Mr. Alderman received compensation of $5,000 for his provision of strategic planning services.

Report of the Audit Committee of the Board of Directors

        The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm, Withum Smith + Brown, PC, is responsible for expressing an opinion as to the conformity of our audited financial statements with United States generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee:

  •
  Reviewed and discussed the audited financial statements with TeamStaff's management and its independent registered accounting firm;

  •
  Reviewed with the Company's independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgments as to the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T;

  •
  Discussed with the independent registered public accounting firm their independence from management and the Company and received from the independent registered public accountants the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to the registered public accounting firm's independence;

  •
  Discussed with management and the independent registered public accountants the quality and adequacy of the Company's internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks; and

  •
  Recommended to the board of directors of TeamStaff, on the basis of the foregoing statements, that the audited financial statements be included in TeamStaff's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for filing with the SEC.

The Audit Committee:
Frederick Wasserman, Chair, Martin Delaney and Peter Black

        The presentation of this report of the Audit Committee does not constitute "soliciting material" and should not be deemed "filed" with the SEC or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except to the extent we specifically incorporate this report by reference therein.

 Vote Required and Board Recommendation

        The affirmative vote of the holders of a plurality of the shares of common stock voting at the annual meeting is required for the approval of the nominees for Class I Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEESS FOR THE CLASS I DIRECTORS AS DESCRIBED IN THIS PROPOSAL NO. 1.

 PROPOSAL NO. 2

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
TO CHANGE THE COMPANY'S NAME TO DLH HOLDINGS CORP.

Overview

        On September 15, 2011, our board of directors approved an amendment of the Company's Certificate of Incorporation (the "Certificate") to change the Company's name from "TeamStaff, Inc." to "DLH Holdings Corp.", subject to the approval of our stockholders. At the annual meeting, stockholders will be asked to approve the amendment of the Certificate to change the corporate name of the Company.

        Our management and our board of directors have determined it is in our best interest to change our corporate name to DLH Holdings Corp. as part of the implementation of our comprehensive rebranding efforts. Our rebranding efforts have already included the change in corporate name of our principal operating subsidiary to DLH Solutions, Inc., the launch of a new corporate website at www.dlhcorp.com, and other communications and marketing measures to establish the "DLH" brand and create associated brand equity. Our management and our board of directors believe that the corporate name change will better reflect our corporate identity and competitive advantages in the Federal health delivery, logistics and technical services markets. The name "DLH" serves as an acronym for our key market focus of Defense, Logistics and Health.

        In analyzing the Company's strategic plan, our management and board of directors determined that the "TeamStaff" brand did not represent the vision and strategy for how the Company has evolved, particularly following its divestiture of its commercial staffing assets in January 2010. As a product of the Company's strategic planning process, the Company realigned its operations into three principle lines of service to leverage its core competencies toward profitable growth within its revised strategically targeted markets. Accordingly, based on our consumer and overall market research, we have selected DLH Holdings Corp. as the new name of the Company. The name elicited positive connotations and generally associated us with our government contracting lines of business. Based on the feedback conducted as part of our research, we believe the marketplace will positively receive the new name and associated branding.

        The change of our name to DLH Holdings Corp. will not affect in any way the validity of currently outstanding stock certificates or the trading of our securities. Our stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold. Stockholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to our transfer agent. If the stockholders approve the amendment to the Certificate, the Company intends to change its NASDAQ Capital Market trading symbol to "DLHC." If approved, we will amend our Certificate as provided above, which amendment will be effective upon the filing with the Secretary of State of New Jersey.

Required Vote and Board Recommendation

        Approval of the amendment to the Certificate to change the Company's name requires the affirmative vote of at least a majority of the votes cast by the holders of shares entitled to vote thereon at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME AS DESCRIBED IN THIS PROPOSAL NO. 2.

 PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Withum Smith + Brown, PC has served as our independent registered public accounting firm since July 2007. The Audit Committee of our board of directors has reappointed Withum Smith + Brown, PC as our independent registered public accountants for the fiscal year ending September 30, 2012, and has further directed that management submit the selection of Withum Smith + Brown, PC as our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Stockholder ratification of the selection of Withum Smith + Brown, PC as our independent registered public accounting firm is not required by our bylaws, New Jersey corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of Withum Smith + Brown, PC as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal 2012. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our shareholders and the Company. Representatives of Withum Smith + Brown, PC are expected to be present in person at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The Audit Committee of the board of directors of TeamStaff has selected Withum Smith + Brown, PC, as its independent registered public accounting firm for the current fiscal year. During the 2011 fiscal year, the audit services provided by Withum Smith + Brown, PC consisted of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. The following table presents the total fees billed for professional audit and non-audit services rendered by our independent registered public accounting firm for the years ended September 30, 2011 and 2010, and fees billed for other services rendered by our independent registered public accounting firm during those periods.

	Year Ended September 30,
	2011	2010
Audit Fees(1)	$209,000	$197,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	78,000	105,000
All Other Fees(4)	13,000	14,000

Total	$300,000	$316,000

(1)
Audit services consist of work performed in the examination of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including attest services and consultation regarding financial accounting and/or reporting standards.

(2)
Audit-related services consist of assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements. No such services were rendered during 2011 and 2010.

(3)
Tax services consist of all services performed by the independent registered public accounting firm's tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

(4)
Other services consist of those service not captured in the other categories, principally audit services for the Company's 401(k) plan.

        Our Audit Committee has determined that the services provided by our independent registered public accounting firm and the fees paid to them for such services has not compromised the independence of our independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year for each of four categories of services provided by the independent registered public accounting firm to the Audit Committee for approval. The four categories of services provided by the independent registered public accounting firm are as defined in the footnotes to the fee table set forth above. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent registered public accounting firm and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required and Board Recommendation

        The affirmative vote of the holders of a majority of the votes cast at the annual meeting is required for the ratification of Withum Smith + Brown, PC as our independent registered public accounting firm for fiscal 2012. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF WITHUM SMITH + BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012 AS DESCRIBED IN THIS PROPOSAL NO. 3.

EXECUTIVE COMPENSATION

        This section provides information, in tabular and narrative formats specified in applicable SEC rules, regarding the amounts of compensation paid to each of our named executive officers and related information. As a smaller reporting company, the Company has presented such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.

Summary Compensation Table

        The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our each of our named executive officers during the two year period ended September 30, 2011:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)		Stock Awards ($)(3)	Stock Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Zachary C. Parker,	2011	$285,785	$50,000	(9)	—	$132,292	$222	$468,299
President and Chief Executive	2010	$187,200	$122,760	(10)	—	$175,018	$920	$485,898
Officer(6)
John E. Kahn,	2011	$188,538	$37,500	(11)	$—	$72,135	—	$298,173
Chief Financial Officer(7)	2010	$8,038	—		$—	$39,084	$41	$47,163
John F. Armstrong,	2011	$177,506	$57,500	(12)	$—	$90,055	$1,716	$326,777
Executive Vice President(8)
Kevin Wilson,	2011	$198,077	$15,000	(13)	$—	$101,519	—	$314,596
President, DLH Solutions, Inc.	2010	$200,000	$50,000	(14)	$58,900	—	—	$308,900

(1)
"Salary" is comprised of the cash salary paid to the Named Executive Officers during fiscal 2011 and 2010.

(2)
"Bonus" is comprised of cash awards made to the Named Executive Officers in the discretion of the Company's Board of Directors as recommended by the Management Resources and Compensation Committee, subject to certain performance and EBITDA requirements.

(3)
"Stock Awards" reflect the portion of restricted stock grants awarded to Named Executives Officers under the Company's 2006 Long Term Incentive Plan that was recognized by the Company as a compensation expense in fiscal year 2011 and 2010 in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation, and thus may include amounts from awards granted in and prior to 2010. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

(4)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2011 computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation—Stock Compensation, and thus may include amounts from awards granted in and prior to 2011. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

(5)
"All Other Compensation" consists of compensation received from employer matching contributions to the Company's 401(k) Plan, long term disability insurance premiums and life insurance premiums paid by the Company for each Named Executive Officer.

(6)
Mr. Parker was appointed as our President and Chief Executive Officer as of February 22, 2010.

(7)
Mr. Kahn was appointed as our Chief Financial Officer effective as of September 17, 2010.

(8)
Mr. Armstrong was appointed as our Executive Vice President—Corporate Development on December 1, 2010.

(9)
Discretionary bonus awarded by the Company's Management Resources and Compensation Committee for fiscal 2011 performance.

(10)
Of the reported amount, $45,000 was guaranteed under the employment agreement entered into between the Company and its Chief Executive Officer. The remaining amount of the 2010 bonus was awarded by the Company's Management Resources and Compensation Committee for fiscal 2010 performance.

(11)
Includes discretionary bonus awarded by the Company's Management Resources and Compensation Committee for fiscal 2011 performance pursuant to his employment agreement.

(12)
Includes discretionary bonus awarded by the Company's Management Resources and Compensation Committee for fiscal 2011 performance pursuant to his employment agreement.

(13)
Discretionary bonus awarded by the Company's Management Resources and Compensation Committee for fiscal 2011 performance.

(14)
Discretionary bonus awarded by the Company's Management Resources and Compensation Committee for fiscal 2010 performance.

Narrative Discussion to Summary Compensation Table

  Overview

        The Summary Compensation Table above quantifies the amount or value of the different forms of compensation earned by or awarded to our Named Executive Officers in fiscal 2011 and 2010 and provides a dollar amount for total compensation. Descriptions of the material terms of each Named Executive Officer's employment agreement and related information is provided under "Employment Agreements with Named Executive Officers" below. The agreements provide the general framework and some of the specific terms for the compensation of the Named Executive Officers. Approval of the Management Resources and Compensation Committee and/or the Board of Directors is required prior to our entering into employment agreements with its executive officers or amendments to those agreements. However, many of the decisions relating to compensation for a specific year are made by the Management Resources and Compensation Committee and are implemented without changes to the general terms of employment set forth in those agreements.

        Awards of options or shares of restricted stock were granted under our 2006 Long Term Incentive Plan, as amended (the "2006 Plan"). Restricted stock awards contain restrictions on transferability which lapse in accordance with the terms of the award agreement. Holders of shares of restricted stock have voting power and the right to receive dividends, if any, that are declared on those shares which are vested. The 2006 Plan is administered by the Management Resources and Compensation Committee. The committee has authority to interpret the plan provisions and make all required determinations under those plans. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits. Awards granted under the 2006 Plan are generally only transferable to a beneficiary of a Plan participant upon his or her death. However, the committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable laws.

  2011 Base Salary

        Base salary for each of our Named Executive Officers are generally determined by the employment agreements that we have entered into with each of them; however, the Management Resources and Compensation Committee does retain discretion to adjust annual base salary in a manner consistent with the parameters set forth in such employment agreements. For the year ended September 30, 2011, base salary paid to each of our named Executive Officers is as set forth in the Summary Compensation Table, above, which amounts are consistent with each officer's employment agreement with us. The Management Resources and Compensation Committee intends that the base salary currently payable to each of our Named Executive Officers pursuant to their employment agreement with us will be increased by 5% following the Company's achievement of quarterly profitable earnings per share, as determined in accordance with U.S. generally applicable accounting principles.

  2011 Bonus

        On June 28, 2011, the Management Resources and Compensation Committee of the Board of Directors approved annual performance-based cash incentive target bonuses for the Company's principal executive officer, principal financial officer and Named Executive Officers (as defined in Item 402(a)(3) of Regulation S-K) to be effective for the fiscal year ending September 30, 2011 (the "2011 Bonus Targets"). The 2011 Bonus Target for each officer is based on performance criteria to be considered by the Committee in reviewing the Company's overall performance for fiscal 2011, as well as each officer's performance. The specific 2011 Bonus Targets approved were as follows: Zachary C. Parker—$100,000; John E. Kahn—$35,000; John F. Armstrong—$35,000; and Kevin Wilson—$30,000. Following a review of the Company's performance for fiscal 2011, the Committee determined to award each Named Executive Officer a bonus for 2011 equal to 50% of the 2011 Bonus Target amount due to the Company's improved revenue growth in fiscal 2011 and EBITDA in the fourth fiscal quarter of fiscal 2011. In addition, as described in greater detail below under "Employment Agreements with Named Executive Officers", from time to time we have agreed to guarantee bonus payments in written employment agreements entered into with certain of our Named Executive Officers.

  2011—Equity Awards

        During our 2011 fiscal year, no restricted stock awards were granted to our Named Executive Officers. However, during fiscal 2011, we granted options to purchase shares of common stock to each of our Named Executive Officers pursuant to the establishment of the 2011 Bonus Targets by the Committee, and subject to stockholder approval of the amendment to the 2006 Plan. Following stockholder approval of the amendment to the 2006 Plan on August 18, 2011, such awards were deemed granted as follows:

Name and Position	Number of Options
Zachary C. Parker, Chief Executive Officer	150,000
John E. Kahn, Chief Financial Officer	100,000
John F. Armstrong, Executive Vice President	100,000
Kevin Wilson, President, DLH Solutions, Inc.	75,000

        Such options are exercisable for a period of ten years at a per share exercise price of $1.81. Each of the foregoing awards was subject to vesting requirements such that 50% of the number of options would vest on September 30, 2011 and the remainder would only vest upon the determination by the Committee that certain performance-based vesting conditions relating to EBITDA and revenue growth applicable to the Company's 2011 fiscal year were satisfied. As these conditions were not achieved, 50% of the above option grants will not vest. For information regarding the effect on the vesting and treatment of these equity awards on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see "Employment Agreements with Named Executive Officers" below. Awards of stock options were granted under our 2006 Plan.

        In addition, we also granted options to certain of our Named Executive Officers during fiscal 2011 in connection with their entry into employment agreements with us. In February 2011, we entered into an employment agreement with our Executive Vice President pursuant to which we granted him options to purchase 250,000 shares of common stock. In addition, in September 2011, we entered into a new employment agreement with the President of our DLH Solutions subsidiary and pursuant to such new employment agreement, granted him options to purchase 150,000 shares of common stock. See

"Employment Agreements with Named Executive Officers" below for further information relating to the terms and conditions of such option awards.

Outstanding Equity Awards at End of 2011

        The following table sets forth certain information with respect to outstanding equity awards at September 30, 2011 with respect to the Named Executive Officers.

	Option Awards					Stock Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable	(c) Number of Securities Underlying Unexercised Options (#) Unexercisable		(d) Option Exercise Price ($)	(e) Option Expiration Date	(f) Number of Shares or Units of Stock That Have Not Vested (#)	(g) Market Value of Shares or Units of Stock That Have Not Vested ($)	(h) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	(i) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zachary Parker(1)	50,000	450,000		$1.03	2/9/20	—	—	—	—
	75,000	75,000	(5)	$1.81	8/18/21	—	—	—	—
John Kahn(2)	50,000	100,000		$0.60	9/22/20	—	—	—	—
	50,000	50,000	(5)	$1.81	8/18/21	—	—	—	—
John Armstrong(3)	50,000	200,000		$0.56	12/1/20	—	—	—	—
	50,000	50,000	(5)	$1.81	8/18/21	—	—	—	—
Kevin Wilson(4)	50,000	100,000		$1.66	9/28/21	—	—	—	—
	37,500	37,500	(5)	$1.81	8/18/21	—	—	—	—

(1)
Grant of options pursuant to employment agreement entered into between the Company and Mr. Parker on February 9, 2010.

(2)
Grant of options pursuant to employment agreement entered into between the Company and Mr. Kahn on September 22, 2010.

(3)
Grant of options pursuant to Mr. Armstrong's commencement of employment with the Company on December 1, 2010.

(4)
Grant of options pursuant to employment agreement entered into between the Company and Mr. Wilson on September 28, 2011.

(5)
Represents grant of options effective on August 18, 2011 following shareholder approval of an amendment to the 2006 Plan. Of the options granted, 50% vested on September 30, 2011 and the balance was subject to performance-based vesting conditions measured as of September 30, 2011. As the performance-based vesting conditions were not achieved at the measurement date, such options are deemed expired

        Additional Information.    Each stock option grant reported in the table above was granted under, and is subject to, our 2006 Plan. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, the unexercisable options shown above are also unvested. Unvested options are generally forfeited if the Named Executive Officer's employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see "Employment Agreements with Named Executive Officers" below. If a Named Executive Officer's employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer's employment terminates, except as otherwise specifically provided in the Named Executive Officer's employment agreement. For a description of the material terms of the Named Executive Officer's employment agreements, see "Employment Agreements with Named Executive Officers" below. Restricted Stock Awards granted our Named Executive Officers were granted under the 2006 Plan. This table does not reflect prior grants of restricted stock awards that are fully vested.

Employment Agreements with Named Executive Officers

        The following are summaries of the employment agreements with our Named Executive Officers. The agreements provide the general framework and the specific terms for the compensation of the Named Executive Officers.

        In addition to the descriptions set forth below, as of June 1, 2011, the Company entered into amendments to its employment agreements with each of Mr. Zachary C. Parker, Mr. John E. Kahn and Mr. John F. Armstrong pursuant to which each person agreed to amend their employment agreements to modify the definition of the term "change in control" as set forth in person's employment agreement so as to provide assurances that the transactions contemplated under the Company's debenture purchase agreement with Wynnefield Capital, Inc. would not result in a change in control of the Company under the definition of such term as it existed prior to the amendment. For additional information regarding this transaction, see the description contained under the caption "Certain Relationships and Related Transactions and Director Independence".

Zachary C. Parker

        On February 9, 2010, the Company entered into an employment agreement with Mr. Zachary C. Parker pursuant to which he became Chief Executive Officer and President of TeamStaff commencing on February 22, 2010. Mr. Parker's employment agreement also provides for his election to the Company's Board of Directors effective on February 22, 2010. The following is a description of the Company's employment agreement with Mr. Parker which is qualified in its entirety by reference to the full text of such agreement. The employment agreement is for an initial term expiring September 30, 2013. Under the employment agreement, Mr. Parker receives a base salary of $288,000. Upon any termination of the Employee's employment on or after the expiration date, other than cause (as defined in the employment agreement), Mr. Parker will be entitled to a severance payment equal to 12 months of his then-current base salary.

        Mr. Parker may receive a bonus in the sole discretion of the Management Resources and Compensation Committee of the Board of Directors (the "Compensation Committee") of up to 70% of his base salary for each fiscal year of employment. The bonus will be based on performance targets and other key objectives established by the committee at the commencement of each fiscal year. For the period commencing on the effective date of the employment agreement to September 30, 2010, Mr. Parker was guaranteed a bonus of $45,000.

        The Company granted Mr. Parker options to purchase 500,000 shares of common stock under the 2006 Plan. The options vest as follows: 50,000 options vested on the commencement of his employment; 150,000 options shall vest if the closing price of the Company's common stock equals or exceeds $3.00 per share for ten consecutive trading days; an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $4.00 per share for ten consecutive trading days; an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $5.00 per share for ten consecutive trading days; an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $6.00 per share for ten consecutive trading days; an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $7.00 per share for ten consecutive trading days; and the remaining 100,000 options shall vest if the closing price of the Company's common stock equals or exceeds $9.00 per share for ten consecutive trading days. The options, to the extent vested, shall be exercisable for a period of ten years at the per share exercise price of $1.03, which was the closing price of the Company's common stock on the date of execution of the employment agreement. As used in the employment agreement, closing price shall mean the closing price of the Company's common stock as reported on the principle exchange on which they are listed; provided, however, that in the event of a

Change in Control, the closing price shall be equal to the "Change in Control Price", as defined in the 2006 Plan.

        In the event of the termination of his employment, the options granted under the employment agreement will be treated as follows: (i) in the event his employment is terminated for cause, options granted and not exercised as of the termination date shall terminate immediately and be null and void; (ii) in the event Mr. Parker's employment with the Company is terminated due to death, or disability, his (or his estate's or legal representative's) right to purchase shares of common stock pursuant to any stock option or stock option plan to the extent vested as of the date of termination shall remain exercisable for a period of 12 months, but in no event after the expiration of the option; (iii) in the event of a termination of his employment other than for good reason, such options, to the extent vested as of the date of termination, shall remain exercisable for a period of three months following such termination date, but in no event after the expiration of option; (iv) in the event Mr. Parker's employment is terminated by the Company without cause, or by him for good reason, as such terms are defined in the employment agreement, vested options shall remain exercisable in accordance with the 2006 Plan; and (v) in the event of a Change of Control, as defined in the employment agreement, vested options shall remain exercisable in accordance with the 2006 Plan.

        In the event of the termination of employment by us without "cause" or by Mr. Parker for "good reason," as those terms are defined in the employment agreement, or in the event his employment is terminated due to his disability, he would be entitled to: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 18 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of his employment due to his death, Mr. Parker's estate would be entitled to receive: (a) all compensation accrued but not paid as of the termination date; (b) continued participation in our health and welfare plans for a period not to exceed 18 months from the termination date; and (c) payment of a "Pro Rata Bonus", which is defined as an amount equal to the maximum bonus Mr. Parker had an opportunity to earn multiplied by a fraction, the numerator of which shall be the number of days from the commencement of the fiscal year to the termination date, and the denominator of which shall be the number of days in the fiscal year in which he was terminated. If Mr. Parker's employment is terminated by us for "cause" or by him without "good reason," he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation.

        In the event that within 90 days of a "Change of Control" as defined in the employment agreement, (a) Mr. Parker is terminated, or (b) his status, title, position or responsibilities are materially reduced and he terminates his employment, the Company shall pay and/or provide to him, the following compensation and benefits: (i) the accrued compensation; (ii) the continuation benefits; and (iii) a lump sum payment equal to 150% of his base salary in effect on the effective date of the change of control. If the payments due in the event of a change in control would constitute an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. The priority of the reduction of excess parachute payments shall be in the discretion of Mr. Parker. Pursuant to the employment agreement, Mr. Parker is subject to customary confidentiality, non-solicitation of employees and non-competition obligations that survive the termination of such agreements.

John E. Kahn

        On September 22, 2010, the Company and Mr. Kahn entered into an employment agreement, the terms of which are summarized below. The following description of the employment agreement is qualified in its entirety by reference to the full text of such agreement. The employment agreement is for an initial term expiring September 30, 2012. Under the employment agreement, Mr. Kahn receives a base salary of $190,000 per annum.

        Mr. Kahn may receive bonuses in accordance with the following parameters: (i) eligible for a bonus of up to $20,000 based on contributions to the Company's compliance with SEC filing requirements; (ii) an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Committee; and (iii) target bonus will be adjusted by 2% of base salary for every 1% of variance between targets and actual results and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 70% of base salary.

        The Company granted Mr. Kahn options to purchase 150,000 shares of common stock under the Company's 2006 Plan. The options vest as follows: 50,000 options vested immediately; 50,000 options shall vest if the closing price of the company's common stock equals or exceeds $3.00 per share for ten consecutive trading days; and an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $5.00 per share for ten consecutive trading days. The options, to the extent vested, shall be exercisable for a period of ten years at the per share exercise price equal to the fair market value of the Company's common stock on the date the employment agreement was executed. In the event of the termination of his employment, the options will, to the extent vested, remain exercisable in accordance with the terms of the 2006 Plan.

        In the event of the termination of employment by us without "cause" or by Mr. Kahn for "good reason", or if his employment is terminated due to his disability, he would be entitled to: (a) a severance payment of 12 months from the termination date; (b) continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of his employment due to his death, Mr. Kahn's estate would be entitled to receive; all compensation accrued but not paid as of the termination date and continued participation on our health and welfare plans for a period not to exceed 12 months form the termination date. If Mr. Kahn's employment is terminated by us for "cause" or by him without "good reason", he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation. Upon termination of the Employees' employment on or after the expiration date, other than for cause, Mr. Kahn will be entitled to the severance payment.

        Mr. Kahn will receive the following payments and/or benefits in the event that his employment is terminated in connection with a change of control of the Company: (i) his accrued compensation; (ii) continuation benefits; (iii) a lump sum payment equal to 100% of his base salary in lieu of a severance payment; and (iv) all unvested options and other incentive awards shall be fully vested and remain exercisable in accordance with the 2006 Plan. If the payments due in the event of a change in control would constitute an "excess parachute payment as defined in Section 280G of the Code the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. The priority of the reduction of excess parachute payments shall be in the discretion of Mr. Kahn. Pursuant to the employment agreement, Mr. Kahn is subject to customary confidentiality and non-compete obligations that survive the termination of such agreement.

Kevin Wilson

        On October 3, 2008, we entered into an employment agreement with Mr. Kevin Wilson, the President of our DLH Solutions subsidiary. The employment agreement was for an initial term expiring September 30, 2010. Subsequently, the Board of Directors extended Mr. Wilson's agreement for an additional period of one year. Under this employment agreement, Mr. Wilson received a base salary of $200,000 and was eligible to receive a bonus in the sole discretion of the Compensation Committee of the Board of Directors of up to 70% of his base salary. The bonus potential was based on performance targets and other key objectives established by the Chief Executive Officer, provided that thirty percent of the bonus was to be based on achieving revenue targets, sixty percent on achieving EBITDA targets, and ten percent based on achieving other corporate goals.

        On September 28, 2011, we entered into a new employment agreement with Mr. Wilson. The new employment agreement was effective as of October 1, 2011and will expire September 30, 2013. The following is a summary of the terms of our agreement with Mr. Wilson, which is qualified in its entirety by reference to the full text of such agreement. Under his new employment agreement, Mr. Wilson will continue to serve as the President of DLH Solutions, Inc., and will receive an initial base salary of $200,000 per annum. Further, Mr. Wilson may receive an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee. Target bonus will be adjusted by 2% of base salary for every 1% of variance between targets and actual results and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 70% of base salary.

        Further, under the new employment agreement, we granted Mr. Wilson options to purchase 150,000 shares of common stock under our 2006 Long Term Incentive Plan, which vest as follows: 50,000 options vested on the commencement date of the agreement; 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $3.00 per share for ten consecutive trading days; and an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $5.00 per share for ten consecutive trading days. The options, to the extent vested, shall be exercisable for a period of ten years at the per share exercise price equal to the fair market value of the Company's common stock on the date his employment agreement was executed.

        In the event of the termination of Mr. Wilson's employment by us without "cause" or by him for "good reason" he would be entitled to: (a) a severance payment of 6 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 6 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of his employment due to his death or disability, Mr. Wilson or his estate, as the case may be, would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 6 months from the termination date. If Mr. Wilson's employment is terminated by us for "cause" or by him without "good reason," he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation.

        Mr. Wilson will receive the following payments and/or benefits in the event that his employment is terminated in connection with a change of control of the Company: (i) his accrued compensation; (ii) continuation benefits; (iii) as severance, a payment of base salary for a period of six months; and (iv) all options granted to him which are vested shall remain exercisable in accordance with the 2006 Plan. If the payments due in the event of a change in control would constitute an "excess parachute payment" as defined in Section 280G of the Code, the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. Pursuant to the employment agreement, Mr. Wilson is subject to customary confidentiality and non-compete obligations that survive the termination of such agreement.

John F. Armstrong

        On December 1, 2010, we named John F. Armstrong as our Executive Vice President of Corporate Development, effective immediately. On February 7, 2011, we entered into an employment agreement with Mr. Armstrong, which was effective as of December 1, 2010 and which will expire on November 30, 2013. The following is a summary of the terms of our agreement with Mr. Armstrong.

The following description of the employment agreement is qualified in its entirety by reference to the full text of such agreement. Mr. Armstrong receives an initial base salary of $215,000 per annum and may receive an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee. Target bonus will be adjusted by 2% of base salary for every 1% of variance between targets and actual results and no bonus will be awarded if results are less than 90% of target and no bonus will exceed 70% of base salary. For the Company's 2011 fiscal year, $40,000 of the potential bonus will be guaranteed provided Mr. Armstrong remains employed as of the date on which the bonus payment is made.

        We granted Mr. Armstrong options to purchase 250,000 shares of common stock under our 2006 Plan. The options shall vest as follows: 50,000 options vested immediately; 100,000 options shall vest if the closing price of the Company's common stock equals or exceeds $3.00 per share for ten consecutive trading days; an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $5.00 per share for ten consecutive trading days; and an additional 50,000 options shall vest if the closing price of the Company's common stock equals or exceeds $7.00 per share for ten consecutive trading days. The options, to the extent vested, shall be exercisable for a period of ten years at the per share exercise price equal to the fair market value of the Company's common stock on the date his employment commenced.

        In the event of the termination of his employment by us without "cause" or by Mr. Armstrong for "good reason" he would be entitled to: (a) a severance payment of 12 months of base salary; b) continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. In the event of the termination of his employment due to his death or disability, Mr. Armstrong or his estate, as the case may be, would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date. If Mr. Armstrong's employment is terminated by us for "cause" or by him without "good reason," he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation. Upon termination of the Employee's employment on or after the expiration date, other than for cause, Mr. Armstrong will be entitled to the severance payment.

        Mr. Armstrong will receive the following payments and/or benefits in the event that his employment is terminated in connection with a change of control of the Company: (i) his accrued compensation; (ii) continuation benefits; (iii) a lump sum payment of base salary for a period of six months in lieu of a severance payment; and (iv) all options granted to him which are vested shall remain exercisable in accordance with the 2006 Plan. If the payments due in the event of a change in control would constitute an "excess parachute payment" as defined in Section 280G of the Code, the aggregate of such credits or payments under the employment agreement and other agreements shall be reduced to the largest amount as will result in no portion of such aggregate payments being subject to the excise tax imposed by Section 4999 of the Code. The priority of the reduction of excess parachute payments shall be in the discretion of Mr. Armstrong. Pursuant to the employment agreement, Mr. Armstrong is subject to customary confidentiality and non-compete obligations that survive the termination of such agreement.

Stock Option Plans

2006 Long Term Incentive Plan

        The Board of Directors adopted the 2006 Plan on January 17, 2006. The shareholders approved the 2006 Plan at the annual meeting on April 27, 2006 and the Company initially reserved an aggregate of 1,250,000 shares of common stock for issuance under the 2006 Plan. In August 2011, our shareholders approved amendments to the 2006 Plan pursuant to which the maximum number of shares eligible for issuance pursuant to awards granted under the 2006 Plan was increased to an initial reserve of 3,001,625 shares of common stock. The maximum number of shares of common stock that may be delivered to participants under the 2006 Plan as amended equals the sum of: (a) 2,750,000 shares of common stock under the 2006 Plan; (b) 251,625 shares subject to awards granted under the 2000 Plan and the 2000 Director Plan (collectively, the "2000 Plans"), which were forfeited, expired, canceled or settled in cash without delivery of such shares to the participant or otherwise is terminated without a share issuance; (c) any shares tendered by participants or withheld in payment of the exercise price of options or to satisfy withholding taxes under the 2000 Plans; and (d) any shares repurchased with the proceeds of options exercised under the 2000 Plans. Shares that are subject to issuance upon exercise of an award granted under the 2006 Plan but which cease to be subject to such award (other than due to the exercise of such award), and shares that are subject to an award that is granted under the 2006 Plan but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2006 Plan.

        Administration.    The 2006 Plan is administered by the Compensation Committee. The 2006 Plan authorizes the Compensation Committee to select those participants to whom awards may be granted, to determine whether and to what extent awards are granted, to determine the number of shares of common stock or other considerations to be covered by each award, to determine the terms and conditions of awards, to amend the terms of outstanding awards, and to take any other action consistent with the terms of the 2006 Plan as the Compensation Committee deems appropriate. The Compensation Committee may grant awards subject to vesting schedules or restrictions and contingencies in the Company's favor. However, the awards may be subject to acceleration such that they become fully vested, exercisable and released from any restrictions or contingencies upon the occurrence of a change of control (as defined in the 2006 Plan).

        Terms and Conditions of Awards.    The Compensation Committee is authorized to make any type of award to a participant that is consistent with the provisions of the Plan. Awards may consist of options, stock appreciation rights, restricted stock, restricted stock units, performance shares, cash awards or any combination of these types of awards. Options may be determined to be an "incentive stock option" ("ISO") or a non-qualified stock option. An option designated as an ISO is intended to qualify as such under Section 422 of the Internal Revenue Code.

        Subject to the terms of the 2006 Plan, the Compensation Committee determines the provisions, terms and conditions of each award. The Compensation Committee may grant awards subject to vesting schedules or restrictions and contingencies in the Company's favor. However, the awards may be subject to acceleration such that they become fully vested, exercisable and released from any restrictions or contingencies upon the occurrence of a change of control (as defined in the 2006 Plan). The Compensation Committee may provide that stock-based awards earn dividends or dividend equivalents, which may be paid in cash or shares or may be credited to an account designated in the name of the participants. Participants may also be required or permitted to defer the issuance of shares or cash settlements under awards including under other deferred compensation arrangements of the Company. Each option granted under the 2006 Plan will be designated as either an incentive stock option or a non-statutory stock option. No option or stock appreciation right may be granted with a term of more than 10 years from the date of grant. Performance shares or cash awards will depend on achievement of performance goals based on one or more performance measures determined by the

Compensation Committee over a performance period as prescribed by the Compensation Committee of not less than one year and not more than five years. Performance goals may be established on a corporate-wide basis or as to one or more business units, divisions or subsidiaries, and may be in either absolute terms or relative to the performance of one or more comparable companies on an index covering multiple companies. "Performance measures" means criteria established by the Compensation Committee from time to time prior to granting the performance shares or cash awards.

        Exercise Price.    The 2006 Plan authorizes the Compensation Committee to grant options and stock appreciation rights at an exercise price of not less than 100% of the fair market value of the shares on the date of grant. The Compensation Committee has the right to provide post-grant reduction in exercise price to reflect any floating index as specified in an award agreement. The exercise price is generally payable in cash, check, surrender of pre-owned shares of common stock, broker-dealer exercise and sale, or by such other means determined by the Compensation Committee.

        Option Repricing Prohibited.    The exercise price for any outstanding option or stock appreciation right may not be decreased after the date of grant, nor may any outstanding option or stock appreciation right be surrendered as consideration for the grant of a new option or stock appreciation right with a lower exercise price.

        Duration, Amendment and Termination.    Except as specified in the previous paragraph, the 2006 Plan became effective upon its approval by the Company's shareholders in April 2006 and will terminate on the tenth anniversary of its effective date, unless sooner terminated by the Board of Directors. In addition to the power to terminate the 2006 Plan at any time, the Board of Directors also has the power to amend the 2006 Plan; provided, no amendment to the 2006 Plan may be made without stockholder approval if such approval is required by law or agreement, or if such change would: (i) expand the classes of persons to whom awards may be made under the 2006 Plan; (ii) increase the number of shares of Common Stock authorized for grant under the 2006 Plan; (iii) increase the number of shares which may be granted under awards to any one participant under the 2006 Plan; (iv) allow the creation of additional types of awards; or (v) decrease performance award criteria except to the extent permitted under the 2006 Plan.

        Eligibility.    The 2006 Plan, as amended, provides that awards may be granted to employees, non-employee directors and consultants of the Company as the Compensation Committee may determine.

2000 Employee Stock Option Plan

        During 2000, the Board of Directors and shareholders approved the adoption of the 2000 Employees Stock Option Plan (the "2000 Plan") to provide for the grant of options to purchase up to 1,714,286 shares of TeamStaff's common stock to all employees, including senior management. The 2000 Plan replaced the 1990 Employee Plan and Senior Management Plans, both of which had expired. Under the terms of the 2000 Plan, options granted thereunder were be designated as options which qualify for incentive stock option treatment under Section 422A of the Code, or options which do not so qualify. As of September 30, 2011, there were no options outstanding under the 2000 Plan. The 2000 Employee Plan expired in January 2010 and no further awards may be made under such plan.

2000 Non-Executive Director Option Plan

        In fiscal 2000, the Board of Directors and stockholders approved the adoption of the 2000 Non-Executive Director Stock Option Plan (the "2000 Director Plan") to provide for the grant of options to non-employee directors of TeamStaff. Under the terms of the 2000 Director Plan, each non-executive director was automatically granted an option to purchase 5,000 shares upon joining the Board and each September lst, pro rata, based on the time the director has served in such capacity during the previous year. However, the granting of options to non-employee directors was suspended for fiscal 2007 through 2010. The 2000 Director Plan also provided that directors, upon joining the Board, and for one (1) year thereafter, will be entitled to purchase restricted stock from TeamStaff at a price equal to 80% of the closing bid price on the date of purchase up to an aggregate purchase price of $50,000. For fiscal years 2005 through 2010, there were no purchases of discounted restricted stock. As of September 30, 2011, there were no options outstanding under the 2000 Director Plan. The 2000 Director Plan expired in January 2010 and no further awards may be made under such plan.

Equity Compensation Plan Information

        TeamStaff presently utilizes one shareholder-approved equity compensation plan under which it makes equity compensation awards available to officers, directors, employees and consultants. The table set forth below discloses outstanding and available awards under our equity compensation plans as of September 30, 2011. The Company has no equity compensation plans that have not been approved by security holders. All grants of equity securities made to executive officers and directors, including those to the Chief Executive Officer are presently made under the 2006 Long Term Incentive Plan.

Equity Compensation Plan Information
Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted Average exercise price of outstanding options, warrants and rights (or fair value at date of grant)	(c) Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders:
2006 Long Term Incentive Plan	1,537,500	$1.19	984,597
Equity Compensation Plans Not Approved by Stockholders:	—	—	—

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of the Record Date with respect to each nominee, director, and named executive officer as defined in Item 402(a) (3) of Regulation S-K, and the nominees, directors and executive officers of TeamStaff as a group, and to the persons known by TeamStaff to be the beneficial owner of more than five percent of any class of TeamStaff's voting securities. At the Record Date, TeamStaff had 6,074,933 shares of common stock outstanding. The figures stated below are based upon Schedule 13Ds, Schedule 13D/As, Form 3s, and Form 4s filed with the Securities and Exchange Commission by the named persons.

Name	Number of Shares Currently Owned(1)	Percent of Outstanding Stock
William H. Alderman(2)	79,208	1.3%
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Peter Black(3)(12)	139,666	2.3%
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Martin J. Delaney(4)	90,952	1.5%
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Zachary C. Parker(5)	626,020	9.4%
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
T. Stephen Johnson(6)	16,795	*
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Frederick G. Wasserman(7)	86,332	1.4%
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
John E. Kahn(8)	251,020	4.0%
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
John F. Armstrong(9)	351,020	5.5%
c/o Teamstaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309

Name	Number of Shares Currently Owned(1)	Percent of Outstanding Stock
Kevin Wilson(10)	298,520	4.8%
c/o TeamStaff, Inc. 1776 Peachtree Street, N.W. Atlanta, GA 30309
Bernard J. Korman(11)	729,146	12.0%
2129 Chestnut Street Philadelphia, PA 19103
Wynnefield Partners Small Cap Value LP(12)(13)	461,327	7.4%
450 Seventh Ave New York, NY 10123
Wynnefield Partners Small Cap Value LP I(12)(14)	622,696	9.9%
450 Seventh Ave New York, NY 10123
Wynnefield Partners Small Cap Value Offshore Fund, Ltd.(12)(15)	428,072	7.0%
450 Seventh Ave New York, NY 10123
Wynnefield Capital Profit Sharing Plan(12)(16)	92,563	1.5%
450 Seventh Ave New York NY 10123
Channel Partnership II, LP(12)(17)	12,500	*
450 Seventh Ave New York NY 10123
All officers and directors as a group (9) persons(2)(3)(4)(5)(6)(7)(8)(9)(10)	1,939,533	26.4%

*
Less than 1 percent.

(1)
Ownership consists of sole voting and investment power except as otherwise noted.

(2)
Includes 4,063 unvested shares of restricted stock which may vest within 60 days. Excludes 4,063 shares of restricted stock which are unvested and subject to additional vesting requirements. Includes 23,750 shares of restricted stock that are vested.

(3)
Includes 4,375 unvested shares of restricted stock which may vest within 60 days. Excludes 4,375 shares of restricted stock which are unvested and subject to additional vesting requirements. Includes 28,750 shares of restricted stock that are vested. Mr. Black is a member of the Company's Board of Directors and is an Investment Analyst and Portfolio Manager at Wynnefield Capital, Inc. Mr. Black expressly disclaims beneficial ownership of the securities owned by Wynnefield Capital and its affiliates.

(4)
Includes 4,375 unvested shares of restricted stock which may vest within 60 days. Excludes 4,375 shares of restricted stock which are unvested and subject to additional vesting requirements. Includes 25,000 shares of restricted stock that are vested.

(5)
Includes vested options to purchase 125,000 shares of TeamStaff common stock and 450,000 options which are subject to vesting requirements.

(6)
Includes 4,375 unvested shares of restricted stock which may vest within 60 days. Excludes 4,375 shares of restricted stock which are unvested and subject to additional vesting requirements. Includes 10,000 shares of restricted stock that are vested.

(7)
Includes 4,063 unvested shares of restricted stock which may vest within 60 days. Excludes 4,063 shares of restricted stock which are unvested and subject to additional vesting requirements. Includes 27,500 shares of restricted stock that are vested.

(8)
Includes vested options to purchase 100,000 shares of TeamStaff common stock and 100,000 options which are subject to vesting requirements.

(9)
Includes vested options to purchase 100,000 shares of TeamStaff common stock and 200,000 options which are subject to vesting requirements.

(10)
Includes 60,000 shares of restricted stock which are vested. Includes vested options to purchase 87,500 shares of Teamstaff common stock and 100,000 options which are subject to vesting requirements.

(11)
Beneficial ownership is based on Schedule 13D filed with the SEC.

(12)
Beneficial ownership is based upon Schedule 13D, Schedule 13D/As, Form 3, and Form 4s filed with the SEC. Mr. Peter Black, one of our directors, is an affiliate of Wynnefield Capital and its affiliated entities. Mr. Black expressly disclaims beneficial ownership of the securities owned by Wynnefield Capital and its affiliates.

(13)
Includes warrants to purchase 21,538 shares of common stock and convertible debentures which are presently convertible into 107,692 shares of common stock. Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P., as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P., has an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Partners Small Cap Value L.P. directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of Common Stock.

(14)
Includes warrants to purchase 32,308 shares of common stock and convertible debentures which are presently convertible into 161,538 shares of common stock. Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P. I, as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P. I, has an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Partners Small Cap Value L.P. I directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of Common Stock.

(15)
Listed shares are directly beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd., as members of a group under Section 13(d) of the Exchange Act. Wynnefield Capital, Inc. as the sole investment manager of Wynnefield Small Cap Value Offshore Fund, Ltd., has an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns. Mr. Obus and Mr. Landes, as principal executive officers of Wynnefield Capital, Inc., have an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns.

(16)
Wynnefield Capital Inc. Profit Sharing Plan directly beneficially owns 92,563 shares of common stock of TeamStaff. Mr. Obus has the power to vote and dispose of Wynnefield Capital, Inc. Profit Sharing Plan's investments in securities and has an indirect beneficial ownership interest in the shares of Common Stock that Wynnefield Capital, Inc. Profit Sharing Plan directly beneficially owns.

(17)
Listed shares of Common Stock are directly beneficially owned by Channel Partnership II, L.P., as members of a group under Section 13(d) of the Exchange Act. Nelson Obus, as the sole general partner of Channel Partnership II, L.P., has an indirect beneficial ownership interest in the shares of Common Stock that Channel Partnership II, L.P. directly beneficially owns.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AND DIRECTOR INDEPENDENCE

        Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our common stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned "Executive Compensation and Related Information"

        On March 31, 2011, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with a limited number of accredited investors pursuant to which the Company sold an aggregate of $225,000 of shares of its Common Stock to such persons in a private transaction (the "Equity Investment"). The purchasers participating in the transaction are members of the Company's Board of Directors and management team (the "Purchasers"). The members of the Company's Board of Directors and management team who participated in the Equity Investment were Frederick G. Wasserman, Peter J. Black, William H. Alderman, Martin J. Delaney, Zachary C. Parker, John E. Kahn, John F. Armstrong and Kevin Wilson. Each Purchaser agreed to purchase $25,000 of Common Stock other than Mr. Black, who agreed to purchase $50,000 of Common Stock. Pursuant to the Purchase Agreement, the Company sold to the Purchasers a total of 459,181 shares of its Common Stock. The transaction closed on March 31, 2011. Of this amount, the Company received $150,000 in total cash proceeds for the purchase of the shares of Common Stock and three of the Purchasers (Messrs. Alderman, Kahn and Wilson), agreed with the Company to pay the purchase price for the shares of Common Stock by granting an offsetting credit to the Company for an amount equal to the purchase price and authorizing the Company to apply such credit against any obligation of the Company to such person within twelve months of the closing date, except for base salary. The aggregate amount of such credits totaled $75,000. The Equity Investment was approved by the members of the Company's Board of Directors that are independent of the other involved parties in accordance with the Company's policy for approving related-party transactions. The Company intends to use these proceeds for general working capital. The value ascribed to the shares issued in the Equity Investment was based on the fair value of the Company's common stock on March 31, 2011. Based in part upon the representations of the Purchasers in the Purchase Agreement, the shares of Common Stock were offered and sold in a private placement to accredited investors (as such term is defined in Rule 501(a), as promulgated under the Securities Act of 1933, as amended), without registration under the Securities Act and the securities laws of certain states, in reliance on the exemption provided by Section 4(2) of the Securities Act and similar exemptions under applicable state laws.

        On June 1, 2011, the Company entered into a debenture purchase agreement (the "Agreement") with entities affiliated with Wynnefield Capital, Inc. (the "Investors"), providing for a standby commitment pursuant to which the Investors agreed to purchase convertible debentures (the "Convertible Debentures") in an aggregate principal amount of up to $350,000 (the "Total Commitment Amount"). In July 2011, we sold an aggregate amount of $350,000 of convertible debentures the Investors. The convertible debentures will mature on the 27-month anniversary of issuance and bear interest at the rate of the greater of the prime rate plus 5%, or 10% per annum, payable at maturity or upon redemption. The convertible debentures are convertible into shares of the Company's common stock at an initial conversion price of $1.30 per share. The initial conversion rate is subject to adjustment to account for certain customary events and also will include weighted-average anti-dilution protection for future issuances by the Company, subject to certain exclusions. The Company can also redeem the outstanding convertible debentures at any time at 120% of the remaining principal amount, plus accrued but unpaid interest. Presently, the convertible debentures are convertible into a total of 269,230 shares of our common stock. In addition, upon execution of the Agreement, the Company issued the Investors warrants to purchase an aggregate of 53,846 shares of common stock (the "Warrants") in consideration of their agreement to provide the Total Commitment

Amount. The Warrants are exercisable for five years at an initial exercise price equal to $1.00, subject to adjustment for certain customary events and includes weighted average anti-dilution protection for future issuances by the Company, subject to certain exclusions. In connection with the parties' entry into the Agreement, the Company, DLH Solutions, Inc., the Investors and Presidential Financial Corporation entered into subordination agreements concerning the terms of the subordination of the convertible debentures to the secured loan facility provided by Presidential Financial Corporation. Under the subordination agreements, the Company may not make payments to the Investors under the convertible debentures unless before and following such payments, no "Event of Default" exists under the secured loan facility. The Investors are entities affiliated with Wynnefield Capital, Inc., the Company's largest shareholder. Mr. Peter Black, a member of the Company's Board of Directors, is an employee of Wynnefield Capital. The convertible debentures and Warrants are restricted securities and were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Approval for Related Party Transactions

        Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal shareholders, including their immediate family members and affiliates, our Audit Committee, all of the members of which are independent, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire board of directors, which has the ultimate authority as to whether or not we enter into such transactions. We will not enter into any material related party transaction without the prior consent of our Audit Committee and our board of directors. In approving or rejecting the proposed related party transaction, our Audit Committee and our board of directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director's independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee and our board of directors determine in the good faith exercise of their discretion.

Independence of our Board of Directors and its Committees

        The listing rules established by the Nasdaq Stock Market, LLC require that a majority of the members of a listed company's board of directors qualify as "independent" as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our board of directors consults with legal counsel to ensure that our board's determination with respect to the definition of "independent" is consistent with current Nasdaq listing rules. Our board of directors reviewed all relevant transactions or relationships between each director, or any of his family members, and our company and has affirmatively determined that each of our current directors, other than Zachary C. Parker (our Chief Executive Officer), are independent directors under the applicable guidelines noted above. Our board of directors has four committees: the Audit Committee, the Management Resources and Compensation Committee, the Nominating and Corporate Governance Committee and the Strategic Planning Committee. All of the members of our Audit, Nominating and Corporate Governance and Management Resources and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our shareholders reside, if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of "householding" proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder's house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to our corporate secretary at our principal executive offices.

SHAREHOLDER PROPOSALS

        By-law Provisions.    In accordance with our by-laws, a shareholder who desires to present a proposal for consideration at next year's annual meeting must submit the proposal no later than the close of business on the date that is 90 days prior to the anniversary date of the immediately preceding annual meeting. The submission should include the proposal and a brief statement of the reasons for it, the name and address of the shareholder (as they appear in our stock transfer records), the number of shares beneficially owned by the shareholder and a description of any material interest that the shareholder may have in the proposal. Proposals should be addressed to our corporate secretary at our principal executive offices.

        Eligibility to Submit a Proposal.    Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company's securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

        Inclusion in Next Year's Proxy Statement.    Notwithstanding the Company's by-law provisions cited above, a stockholder who desires to submit a proposal to fellow stockholders at the Company's annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, such stockholder must notify the Company of such proposal in a writing received at its executive offices no later than September 14, 2012.

        Presentation at Meeting.    Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our next annual meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by November 28, 2012, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

ADDITIONAL INFORMATION

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011 FILED WITH THE SEC WILL BE FURNISHED WITHOUT EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN

REQUEST SENT TO OUR CORPORATE SECRETARY AT OUR PRINCIPAL EXECUTIVE OFFICES. Each request must set forth a good faith representation that as of the Record Date, the person making the request was the beneficial owner of common stock of TeamStaff entitled to vote at the annual meeting of shareholders. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov.

OTHER BUSINESS

        As of the date of this proxy statement, the only business which the board of directors intends to present, and knows that others will present, at the annual meeting is that herein above set forth. If any other matter or matters are properly brought before the annual meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors
Victor J. DiGioia,
Secretary

January 12, 2012

        REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER VIA TELEPHONE, INTERNET OR MAIL, IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS. IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

TEAMSTAFF, INC.

  VOTE BY INTERNET OR TELEPHONE

QUICK EASY	IMMEDIATE

As a stockholder of TeamStaff, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on February 15, 2012.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by Mail:
Call 1 (866) 894-0537
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.		Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.		Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.
	OR		OR

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE

VOTING ELECTRONICALLY OR BY PHONE

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

Please mark your votes like this	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:		FOR all Nominees listed	WITHHOLD AUTHORITY to vote (except as marked to
1.	Election of Directors	to the left	the contrary for all nominees
listed to the left)
NOMINEES: (01) T. STEPHEN JOHNSON AND		☐	☐
(02) PETER BLACK

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

		FOR	AGAINST	ABSTAIN
2.	AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO DLH HOLDINGS CORP.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2012.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held February 16, 2012

This proxy statement and our 2011 Annual Report to Stockholders are available at http://www.cstproxy.com/teamstaff/2012

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TEAMSTAFF, INC.

The undersigned appoints Zachary C. Parker and Frederick G. Wasserman, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of TeamStaff, Inc. held of record by the undersigned at the close of business on January 10, 2012 at the Annual Meeting of Stockholders of TeamStaff, Inc. to be held on February 16, 2012, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)